Brandywine Realty Trust Unaudited Pro Forma Consolidated Financial Statements

The pro forma consolidated balance sheet for Brandywine Realty Trust (the “Company, “we” or “us”) as of March 31, 2026 has been prepared as if the significant disposition of the property located in Austin, Texas, during the third quarter of 2026 (noted herein) had occurred as of March 31, 2026. Our pro forma consolidated statements of operations for the three months ended March 31, 2026 and for the year ended December 31, 2025 have been prepared based on our historical financial statements as if the significant disposition during the third quarter of 2026 had occurred on January 1, 2025. Pro forma adjustments are intended to reflect the estimated effect of the disposition of the property described in Note 2. In our opinion, all adjustments necessary to reflect the effects of this disposition have been made.
The pro forma consolidated financial information for the three months ended March 31, 2026 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2026. The pro forma consolidated financial information for the year ended December 31, 2025 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2025. This pro forma information is presented for informational purposes only and does not purport to be indicative of our financial results as if the transaction reflected herein had occurred on the date disclosed above or been in effect during the periods indicated above, nor are they necessarily indicative of our financial position or results of operations of future periods.

BRANDYWINE REALTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of March 31, 2026
(in thousands, except share and per share data)

	BDN Historical	405 Colorado Disposition	(Notes)	Pro Forma
ASSETS
Real estate investments:
Operating properties	$3,724,851	$(115,121)	(a)	$3,609,730
Accumulated depreciation	(1,279,283)	15,443	(a)	$(1,263,840)
Prepaid ground leases, net	51,236	—		$51,236
Right of use asset - operating leases, net	17,657	(5,270)	(a)	$12,387
Operating real estate investments, net	2,514,461	(104,948)		2,409,513
Construction-in-progress	123,659	—		$123,659
Land held for development	72,110	—		$72,110
Prepaid leasehold interests in land held for development, net	27,762	—		$27,762
Total real estate investments, net	2,737,992	(104,948)		2,633,044
Cash and cash equivalents	36,203	146,066	(b)	$182,269
Restricted cash and escrow	30,093	—		$30,093
Accounts receivable	23,370	—		$23,370
Assets held for sale, net	15,383	—		$15,383
Accrued rent receivable, net of allowance of $424 as of March 31, 2026	184,220	(4,748)	(a)	$179,472
Investment in unconsolidated real estate ventures	321,534	—		$321,534
Deferred costs, net	81,143	(6,450)	(a)	$74,693
Intangible assets, net	20,739	—		$20,739
Other assets	137,170	—		$137,170
Total assets	$3,587,847	$29,920		$3,617,767
LIABILITIES AND BENEFICIARIES' EQUITY
Secured debt, net	$234,091	$—		$234,091
Unsecured credit facility	65,000	—		$65,000
Unsecured term loan, net	249,491	—		$249,491
Unsecured senior notes, net	2,073,656	—		$2,073,656
Accounts payable and accrued expenses	141,933	—		$141,933
Distributions payable	14,201	—		$14,201
Deferred income, gains and rent	20,852	(954)	(a)	$19,898
Intangible liabilities, net	12,534	—		$12,534
Lease liability - operating leases	23,764	(6,755)	(a)	$17,009
Other liabilities	13,133	(349)	(a)	$12,784
Total liabilities	$2,848,655	$(8,058)		$2,840,597
Brandywine Realty Trust's Equity:
Common Shares of Brandywine Realty Trust's beneficial interest, $0.01 par value; shares authorized 400,000,000; 173,711,845 issued and outstanding as of March 31, 2026	1,733	—		1,733
Additional paid-in-capital	3,202,662	—		3,202,662
Deferred compensation payable in common shares	24,282	—		24,282
Common shares in grantor trust, 1,947,350 issued and outstanding as of March 31, 2026	(24,282)	—		(24,282)
Cumulative earnings	556,661	37,978	(c)	594,639
Accumulated other comprehensive income (loss)	126	—		126
Cumulative distributions	(3,026,869)	—		(3,026,869)
Total Brandywine Realty Trust's equity	734,313	37,978		772,291
Noncontrolling interests	4,879	—		4,879
Total beneficiaries' equity	$739,192	$37,978		$777,170
Total liabilities and beneficiaries' equity	$3,587,847	$29,920		$3,617,767

BRANDYWINE REALTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2026
(in thousands, except share and per share data)

	BDN Historical	405 Colorado Disposition	(Notes)	Pro Forma
Revenue
Rents	$120,657	$(4,693)	(d); (e)	$115,964
Third party management fees, labor reimbursement and leasing	4,725	—		4,725
Other	1,622	(10)	(d)	1,612
Total revenue	127,004	(4,703)		122,301
Operating expenses
Property operating expenses	38,526	(1,017)	(d)	37,509
Real estate taxes	11,325	(626)	(d)	10,699
Third party management expenses	2,168	—		2,168
Depreciation and amortization	49,231	(1,344)	(d)	47,887
General and administrative expenses	12,335	—		12,335
Provision for impairment	11,909	—		11,909
Total operating expenses	125,494	(2,987)		122,507
Operating income	1,510	(1,716)		(206)
Other income (expense):
Interest and investment income	666	—		666
Interest expense	(40,889)	—		(40,889)
Interest expense - amortization of deferred financing costs	(1,387)	—		(1,387)
Equity in loss of unconsolidated real estate ventures	(8,702)	—		(8,702)
Net loss before income taxes	(48,802)	(1,716)		(50,518)
Income tax provision	(2)	—		(2)
Net loss	(48,804)	(1,716)		(50,520)
Net loss attributable to noncontrolling interests	213	—		213
Net loss attributable to Brandywine Realty Trust	(48,591)	(1,716)		(50,307)
Nonforfeitable dividends allocated to unvested restricted shareholders	(318)	—		(318)
Net loss attributable to Common Shareholders of Brandywine Realty Trust	$(48,909)	$(1,716)		$(50,625)
PER SHARE DATA
Basic loss per Common Share	$(0.28)			$(0.29)
Basic weighted average shares outstanding	173,756,736			173,756,736
Diluted loss per Common Share	$(0.28)			$(0.29)
Diluted weighted average shares outstanding	173,756,736			173,756,736

BRANDYWINE REALTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2025
(in thousands, except share and per share data)

	BDN Historical	405 Colorado Disposition	(Notes)	Pro Forma
Revenue
Rents	$457,504	$(19,159)	(d); (e)	$438,345
Third party management fees, labor reimbursement and leasing	20,329	—		$20,329
Other	6,621	(109)	(d)	$6,512
Total revenue	484,454	(19,268)		465,186
Operating expenses
Property operating expenses	131,347	(4,399)	(d)	$126,948
Real estate taxes	43,602	(2,585)	(d)	$41,017
Third party management expenses	10,245	—		$10,245
Depreciation and amortization	176,428	(5,293)	(d)	$171,135
General and administrative expenses	42,031	—		$42,031
Provision for impairment	63,392	—		$63,392
Total operating expenses	467,045	(12,277)		454,768
Gain on sale of real estate
Net gain on disposition of real estate	9,396	37,978	(f)	$47,374
Net gain on sale of undepreciated real estate	(146)	—		$(146)
Total gain on sale of real estate	9,250	37,978		47,228
Operating income	26,659	30,987		57,646
Other income (expense):
Interest and investment income	4,402	—		$4,402
Interest expense	(134,955)	—		$(134,955)
Interest expense - amortization of deferred financing costs	(5,119)	—		$(5,119)
Equity in loss of unconsolidated real estate ventures	(57,681)	—		$(57,681)
Net gain on real estate venture transactions	183	—		$183
Loss on early extinguishment of debt	(12,244)	—		$(12,244)
Net loss before income taxes	(178,755)	30,987		(147,768)
Income tax provision	(112)	—		$(112)
Net loss	(178,867)	30,987		(147,880)
Net loss attributable to noncontrolling interests	620	—		620
Net loss attributable to Brandywine Realty Trust	(178,247)	30,987		(147,260)
Nonforfeitable dividends allocated to unvested restricted shareholders	(1,231)	—		(1,231)
Net loss attributable to Common Shareholders of Brandywine Realty Trust	$(179,478)	$30,987		$(148,491)
PER SHARE DATA
Basic loss per Common Share	$(1.03)			$(0.86)
Basic weighted average shares outstanding	173,464,402			173,464,402
Diluted loss per Common Share	$(1.03)			$(0.86)
Diluted weighted average shares outstanding	173,464,402			173,464,402

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The pro forma consolidated balance sheet as of March 31, 2026 and the pro forma consolidated statement of operations for the three months ended March 31, 2026 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2026. The pro forma consolidated statement of operations for the year ended December 31, 2025 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Note 2. Pro Forma Adjustments

405 Colorado Disposition

On July 9, 2026, we completed the disposition of a 206,000 square foot office building and its 520-space above ground parking garage located in Austin, Texas, to an unaffiliated third party for a sales price of $151.0 million and net proceeds of approximately $146.1 million.

Balance Sheet Adjustments

(a) These adjustments represent the elimination of the carrying value of the assets and liabilities of the property disposed.

(b) This adjustment represents the net proceeds received from the disposition of the property.

(c) This adjustment represents the pro forma gain on sale of the property. The actual gain on sale of the property recorded upon completion of this disposition may differ materially from the pro forma gain on sale of real estate as a result of events that occurred during the third quarter of 2026.

Statements of Operations Adjustments

(d) These adjustments represent the elimination of the revenue and expenses of the property disposed that were recorded during the three months ended March 31, 2026 and the year ended December 31, 2025.

(e) Adjustment for the three months ended March 31, 2026 includes (i) $2.6 million of contractual base rent, (ii) $1.3 million of reimbursable tenant costs, (iii) $0.7 million of parking rent, and (iv) $0.1 million of straight-line rent adjustments. Adjustment for the year ended December 31, 2025 includes (i) $10.0 million of contractual base rent, (ii) $5.9 million of reimbursable tenant costs, (iii) $2.7 million of parking rent, and (iv) $0.6 million of straight-line rent adjustments.

(f) This adjustment represents the pro forma gain on sale of real estate and has been presented as if the disposition of the property had occurred on January 1, 2025. The actual gain on sale of real estate recorded upon completion of this disposition may differ materially from the pro forma gain on sale of real estate as a result of events that occurred during the second quarter of 2026.